                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           STERLING FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                                                                  March 28, 2003


Dear Shareholder:

      The 2003 Annual Meeting of Shareholders of Sterling Financial Corporation will be held at 9:00 a.m. on Tuesday, April 29, 2003, at the Liberty Place Theater and Conference Center (the former headquarters of Armstrong World Industries), 313 West Liberty Street, Lancaster, Pennsylvania. You are cordially invited to attend the Annual Meeting as well as a breakfast that will be held at the Liberty Place Theater and Conference Center at 8:00 a.m.

      We ask shareholders to elect three Class of 2006 Directors and to ratify the selection of Ernst & Young, LLP as our certified public accountants for the current fiscal year. We enclose our Notice of Annual Meeting, Proxy Statement and proxy card with this letter. We also enclose our 2002 Annual Report to Shareholders. We hope you will take the opportunity to review the material in the Annual Report. Your Board of Directors recommend you vote in favor of the two proposals described in this proxy statement. We will report on Sterling's 2002 business results and other matters of interest to shareholders at the meeting.

      It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend and regardless of the number of shares you own. We urge you to sign and date the enclosed proxy and return it in the enclosed envelope as soon as possible. If you do attend the meeting and decide to vote in person, you must give written notice to the Secretary of the corporation so that your ballot may supercede your proxy.

      Please indicate on the enclosed business reply card whether or not you plan to attend the breakfast and return it in the postage paid envelope.

      We look forward to seeing you at the breakfast and Annual Meeting.

                                           Sincerely,

                                           /s/ John E. Stefan


                                           John E. Stefan
                                           Chairman of the Board

                     [STERLING FINANCIAL CORPORATION LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                      AND

                                PROXY STATEMENT

                                      2003

                              [www.sterlingfi.com]

                                PROXY STATEMENT
               DATED AND TO BE MAILED ON OR ABOUT MARCH 28, 2003

                         STERLING FINANCIAL CORPORATION
                           101 NORTH POINTE BOULEVARD
                       LANCASTER, PENNSYLVANIA 17601-4133
                                 (717) 581-6030

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 2003

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
NOTICE OF ANNUAL MEETING....................................
PROXY STATEMENT.............................................    1
  Introduction..............................................    1
  Principal Holders.........................................    3
  Beneficial Ownership of Executive Officers, Directors and
     Nominees...............................................    3
INFORMATION CONCERNING ELECTION OF DIRECTORS................    6
  General Information.......................................    6
  Information about Nominees and Continuing Directors.......    7
  Meetings and Committees of the Board of Directors.........    9
  Report of the Audit Committee.............................    9
  Audit Fees................................................   10
  Executive Officers........................................   11
  Executive Compensation....................................   12
  Option Exercises and Fiscal Year-End Values...............   14
  Aggregated Option Exercises and Fiscal Year-End Values....   14
  Securities Authorized for Issuance Under Equity
     Compensation Plans.....................................   15
  1996 Stock Incentive Plan.................................   15
  Employees Stock Plan/401(k)...............................   15
  Pension Plan..............................................   16
  Retirement Restoration Plan...............................   16
  Employment Agreements.....................................   17
  Change of Control Agreements..............................   18
  Sterling Financial Corporation Directors' Compensation....   19
  Transactions with Directors and Executive Officers........   19
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
  COMPENSATION..............................................   20
  Role of the Compensation Committee and Compensation
     Philosophy.............................................   20
  Chief Executive Officer Compensation......................   21
  Executive Officer Compensation............................   21

                                                              PAGE
                                                              ----
SHAREHOLDER RETURN PERFORMANCE GRAPH........................   23
  Comparison of Five-Year Cumulative Total Return...........   23
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....   24
RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC
  ACCOUNTANTS...............................................   24
ADDITIONAL INFORMATION......................................   24
OTHER MATTERS...............................................   25

                     [STERLING FINANCIAL CORPORATION LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 2003

TO THE SHAREHOLDERS OF STERLING FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Sterling Financial Corporation will be held at the Liberty Place Theater and Conference Center, 313 West Liberty Street, Lancaster, Pennsylvania, on Tuesday, April 29, 2003, at 9:00 a.m., prevailing time, for the purpose of considering and voting upon the following matters:

     1. To elect three Class of 2006 directors to serve for a three-year term and until their successors are elected and qualified;

     2. To ratify the selection of Ernst & Young LLP as the corporation's independent certified public auditors for the year ending December 31, 2003; and

     3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Only those shareholders of record, at the close of business on February 26, 2003, are entitled to notice of and to vote at the meeting.

     Please promptly sign the enclosed proxy and return it in the enclosed postpaid envelope. We cordially invite you to attend the meeting. Your proxy is revocable, and you may withdraw it at any time. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the corporation before the vote at the meeting.

     We enclose, among other things, a copy of the 2002 Annual Report of Sterling Financial Corporation.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ John E. Stefan
                                          John E. Stefan
                                          Chairman of the Board

Lancaster, Pennsylvania
March 28, 2003

                            YOUR VOTE IS IMPORTANT.
            PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

                                PROXY STATEMENT

INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies by Sterling Financial Corporation, on behalf of the Board of Directors, for the 2003 Annual Meeting of Shareholders. This proxy statement, the related proxy form and reservation card are being distributed on or about March 28, 2003.

     Sterling will bear the expense of soliciting proxies. In addition, to the use of the mails, directors, officers and employees of the corporation and its subsidiaries may, without additional compensation, solicit proxies.

     You can vote your shares by completing and returning a written proxy card. We are pleased to announce that you can now also vote your shares by telephone. To do so, simply follow the instructions attached to the proxy card. Telephone voting is toll-free, and is available 24 hours a day. Votes submitted by telephone must be received by 5:00 p.m. on April 28, 2003. If you vote by telephone, you need not return a proxy card.

     You may also vote your shares using the Internet. To do so, access www.voteproxy.com and follow the on screen instructions. Have your control number from your proxy card available when you access the web page.

     You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card or by voting over the telephone or over the Internet will not affect your right to attend the meeting and vote.

     The annual meeting of shareholders will be held on Tuesday, April 29, 2003, at 9:00 a.m. at the Liberty Place Theater and Conference Center (the former headquarters of Armstrong World Industries), 313 West Liberty Street, Lancaster, Pennsylvania. Shareholders of record at the close of business on February 26, 2003, are entitled to vote at the meeting.

     At the annual meeting, shareholders will vote to:

     - Elect three Class of 2006 directors to serve for a three-year term;

     - Ratify the selection of Ernst & Young LLP as the corporation's independent certified public auditors for the year ending December 31, 2003; and

     - Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

     You may revoke your written proxy by delivering written notice of revocation to Douglas P. Barton, Secretary of the corporation, or by executing a later dated proxy and giving written notice of the revocation to Mr. Barton at any time before the proxy is voted at the meeting. Proxy holders will vote shares represented by proxies on the accompanying proxy, if properly signed and returned, in accordance with instructions of shareholders. Any proxy not specifying to the contrary will be voted FOR:

     - Election of the nominees identified in this Proxy Statement; and

     - Ratification of the selection of independent certified public accountants for the year ending December 31, 2003.

     Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

     Proxy holders will vote shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan in accordance with the instructions of each shareholder. If a shareholder who participates in the Dividend Reinvestment and Stock Purchase Plan does not return a proxy, proxy holders will not vote the shares held in that account.

     The Plan Trustee will vote shares held for the account of employees who participate in the 401(k) Retirement Plan in accordance with the instructions of each participant, as set forth in the separate proxy sent with respect to 401(k) Retirement Plan shares. The Plan Trustee will vote shares with respect to which a separate 401(k) Retirement Plan proxy is not returned in the same proportion as shares with respect to which voting instructions are received.

     At the close of business on February 26, 2003, the corporation had 16,923,069 shares of common stock, par value $5.00 per share, issued and outstanding. In addition to the common stock, the corporation has 10 million shares of preferred stock authorized, with no shares of which are issued and outstanding. As of February 26, 2003, Sterling Financial Trust Company held 45,480 shares of Sterling common stock, as fiduciary.

     Shares held by Sterling Financial Trust Company, as sole fiduciary, represent, in the aggregate, approximately .27% of the total shares outstanding and will be voted for election, as directors, of the nominees of the Board of Directors, and for ratification of Ernst & Young LLP, as the corporation's independent auditors.

     A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and Sterling's bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under Sterling's Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

     Assuming the presence of a quorum, the three nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the required majority is calculated.

PRINCIPAL HOLDERS

     The following table shows, to the best of our knowledge, those persons or entities, who owned of record or beneficially, on February 26, 2003, more than 5% of the outstanding Sterling Financial Corporation common stock.

     Beneficial ownership of Sterling common stock was determined by referring to Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

     - Voting power, which includes power to vote or to direct the voting of the stock; or

     - Investment power, which includes the power to dispose or direct the disposition of the stock; or

     - The right to acquire beneficial ownership within 60 days after February 26, 2003.

NAME AND ADDRESS                                          AMOUNT AND NATURE OF   PERCENT OF
OF BENEFICIAL OWNER                                       BENEFICIAL OWNERSHIP     CLASS
-------------------                                       --------------------   ----------
Howard E. Groff.........................................       1,178,771(1)        6.90%
  111 E. State Street
  Quarryville, PA 17566
Sterling Financial Corporation..........................       1,038,426(2)        6.07%
  Employee 401(k) Retirement Plan
  c/o Sterling Financial Trust Company
  101 North Pointe Boulevard
  Lancaster, PA 17601-4133

---------------

(1) Mr. Groff holds sole voting and investment power over 1,176,270 shares.

(2) Shares held for the account of plan participants are voted by the Plan Trustee in accordance with the instructions given by the individual participants. The Plan Trustee does not share voting power with the participants, except that under the terms of the plan, if a plan participant does not provide the Plan Trustee with voting instructions, the Plan Trustee will vote the participant's shares concerning each proposal in the same proportions the votes of the other plan participants.

BENEFICIAL OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES

     The following table shows, as of February 26, 2003, the amount and percentage of Sterling common stock beneficially owned by each director, each nominee, each named executive officer and all directors, nominees and executive officers of the corporation as a group.

     Beneficial ownership of shares of Sterling common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

     - Voting power, which includes the power to vote or to direct the voting of the stock; or

     - Investment power, which includes the power to dispose or direct the disposition of the stock; or

     - The right to acquire beneficial ownership within 60 days after February 26, 2003.

     Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share. The percentage of all Sterling common stock owned by each director, nominee or executive officer is less than 1% unless otherwise indicated.

                                                              AMOUNT AND NATURE OF   PERCENT OF
NAME OF INDIVIDUAL OR IDENTITY OF GROUP                       BENEFICIAL OWNERSHIP     CLASS
---------------------------------------                       --------------------   ----------
DIRECTORS AND NOMINEES
Richard H. Albright, Jr.....................................          61,729(1)           --%
S. Amy Argudo...............................................         567,375(2)         3.32%
Michael Carenzo.............................................           6,285(3)           --%
Bertram F. Elsner...........................................          14,360(4)           --%
Howard E. Groff, Jr.........................................          47,385(5)           --%
Joan R. Henderson...........................................           4,972(6)           --%
Calvin G. High..............................................         136,487(7)           --%
Terrence L. Hormel..........................................          34,859(8)           --%
David E. Hosler.............................................           4,420              --%
J. Roger Moyer, Jr..........................................          97,194(9)           --%
E. Glenn Nauman.............................................          52,244(10)          --%
J. Bradley Scovill..........................................          85,486(11)          --%
W. Garth Sprecher...........................................           2,133              --%
John E. Stefan..............................................         325,099(12)        1.90%
Glenn R. Walz...............................................          15,153(13)          --%
OTHER NAMED EXECUTIVES
Thomas P. Dautrich..........................................          25,312(14)          --%
Chad M. Clabaugh............................................          20,223(15)          --%
D. Kathleen Phillips........................................           3,214(16)          --%
All Directors, Nominees and Executive Officers as a Group
  (19 persons)..............................................       1,510,122            8.83%

---------------

 (1) Includes 3,462 shares owned jointly with spouse, 11,959 owned directly by spouse, and 19,122 shares owned by Albright Family Enterprises, L.P. of which Dr. Albright is a general partner.

 (2) Includes 4,931 shares held by Trustee under the Employee 401(k) Retirement Plan, 120,683 shares held by the Shady Beach Trust, 394,396 shares held by Shady Beach LLC, and 45,150 shares by the McDaniel CRUT. Ms. Argudo is a trustee of both trusts. Her father, Richard D. McDaniel, is the beneficiary of the Shady Beach Trust. Ms. Argudo disclaims beneficial ownership of the shares held by the Shady Beach Trust, over which she has neither the power to vote nor invest, directly or indirectly. Ms. Argudo has the right to purchase an additional 500 shares pursuant to the exercise of stock options.

 (3) Includes 5,108 shares owned directly by spouse.

 (4) Includes 1,294 shares owned jointly with spouse.

 (5) Includes 8,081 shares owned directly by spouse and 16,262 shares owned as custodian for children.

 (6) Includes 19 shares owned jointly with spouse and 655 shares owned directly by spouse.

 (7) Includes 136,487 shares owned jointly with spouse.

 (8) Includes 4,180 shares owned directly by spouse.

 (9) Includes 52,846 shares held by Trustee under the Employee 401(k) Retirement Plan, 2,047 shares owned jointly with spouse, 196 shares owned directly by spouse, and 5,351 shares owned directly by mother for whom Mr. Moyer holds power of attorney and with respect to which Mr. Moyer shares voting and investment power. Mr. Moyer has the right to acquire an additional 35,867 shares pursuant to the exercise of stock options.

(10) Includes 49,243 shares owned directly by spouse and 1,396 shares owned directly by mother.

(11) Includes 11,914 shares held by Trust under the Employee 401(k) Retirement Plan and 25 shares owned jointly with spouse. Mr. Scovill has the right to purchase an additional 19,963 pursuant to the exercise of stock options.

(12) Includes 88,774 shares held by Trustee under the Employee 401(k) Retirement Plan, 5,396 shares owned jointly with spouse, 84,000 shares owned directly by spouse, and 20,858 shares owned directly by child. Mr. Stefan disclaims beneficial ownership of shares owned directly by his spouse. Mr. Stefan has the right to acquire an additional 70,025 shares pursuant to the exercise of stock options.

(13) Includes 10,203 shares owned directly by spouse and 178 shares owned directly by child.

(14) Includes 4,293 shares held by Trust under the Employee 401(k) Retirement Plan. Mr. Dautrich has the right to acquire an additional 18,207 shares pursuant to the exercise of stock options.

(15) Includes 1,035 shares held by Trustee under the Employee 401(k) Retirement Plan. Mr. Clabaugh has the right to acquire an additional 19,125 shares pursuant to the exercise of stock options.

(16) Includes 298 shares held by Trustee under the Employee 401(k) Retirement Plan. Ms. Phillips has the right to acquire an additional 2,916 shares pursuant to the exercise of stock options.

                  INFORMATION CONCERNING ELECTION OF DIRECTORS

GENERAL INFORMATION

     Sterling's bylaws provide that the Board of Directors consists of not less than one or more than 25 persons. The Board of Directors is also divided into three classes. Each class consists, as nearly as possible, of one-third of the directors. The bylaws also provide that the directors of each class are elected for a term of three years, so that the term of office of one class of directors expires at the annual meeting each year. The Board of Directors determines the number of directors in each class.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the next annual meeting of the shareholders and until a successor is elected and qualified. There is a mandatory retirement provision in the bylaws that provides for the retirement of directors after age 70.

     Section 2.3 of Sterling's bylaws requires that nominations, other than those made by or on behalf of the existing management of Sterling, be made pursuant to timely notice in writing to the Secretary. To be timely, a shareholder's notice must be delivered to or received at the principal executive office of the corporation not less than 90 days prior to the anniversary date of the immediately preceding meeting of shareholders of the corporation called for the election of directors. The notice must also provide the specific information required by Section 2.3. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the bylaws. If he determines that a nomination was not made in accordance with the bylaws, he shall so declare at the annual meeting and the defective nomination will be disregarded. You may obtain a copy of the corporation's bylaws by writing to Investor Relations, Sterling Financial Corporation, 101 North Pointe Boulevard, Lancaster, Pennsylvania 17601.

     The Board of Directors has fixed the number of directors at eleven. There are three nominees for the Board of Directors for election at the 2003 annual meeting. The Board of Directors has nominated the following three persons for election to the Board of Directors for the terms specified:

                      NOMINEES FOR CLASS OF 2006 DIRECTORS
                           FOR A TERM OF THREE YEARS

                               Michael D. Carenzo
                               W. Garth Sprecher
                              J. Roger Moyer, Jr.

     Each of the nominees presently serves as a director.

     In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by management. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.

INFORMATION ABOUT NOMINEES AND CONTINUING DIRECTORS

     Information, as of February 26, 2003, concerning the three nominees to the Board of Directors, the eight continuing directors, and the directors retiring at the 2003 Annual Meeting appear below.

                                            DIRECTOR   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND POSITIONS HELD
NAME AND AGE                                 SINCE          WITH STERLING FINANCIAL CORPORATION AND SUBSIDIARIES
------------                                --------   ---------------------------------------------------------------
                                NOMINEES -- CLASS OF 2006 -- FOR A TERM OF THREE YEARS
Michael A. Carenzo (62)...................    2003     Senior Partner, CADWA Associates (Management Consulting Firm);
                                                       Chairman, First National Bank of North East since April 2002;
                                                       Director, First National Bank of North East since 1999;
                                                       Director, Bank of Lancaster County since 1999; and Director,
                                                       Sterling Financial Trust Company, since 2002.
J. Roger Moyer, Jr. (54)..................    1994     President and Chief Executive Officer, Sterling, since April
                                                       2002; President, Chief Operating Office and Assistant Secretary
                                                       Sterling, from January 2002 to April 2002; Senior Executive
                                                       Vice President, Chief Operating Officer and Assistant
                                                       Secretary, Sterling, from January 2001 to January 2002; Senior
                                                       Executive Vice President and Assistant Secretary, Sterling,
                                                       from January 2000 to January 2001; Executive Vice President and
                                                       Assistant Secretary, Sterling, from 1994 to 2000; Senior
                                                       Executive Vice President and Assistant Secretary, Bank of
                                                       Lancaster County, since January 2000; Executive Vice President and Assistant Secretary, Bank of Lancaster County, from 1994 to
                                                       2000; Director, Bank of Lancaster County, since 1994; Director and Treasurer, Pennbanks Insurance Company, SPC, since December
                                                       1999; Director and Treasurer, Lancaster Insurance Group, LLC
                                                       from 1999 to 2001; and Director, Sterling Financial Trust
                                                       Company, since 2002.
W. Garth Sprecher (51)....................    1998     Senior Vice President and Corporate Secretary and Director, D &
                                                       E Communications, Inc. (TeleCommunications); and Director, Bank
                                                       of Lancaster County, since 1998.

                                        CLASS OF 2004 -- CONTINUING DIRECTORS
Richard H. Albright, Jr. (60).............    1985     Dentist, Specialist, Practice Limited to Orthodontics and
                                                       Director, Bank of Lancaster County, since 1985.
Bertram F. Elsner (66)....................    2000     Chairman, Elsner Engineering Works, Inc. (designs and
                                                       manufacturers automatic rewinding machines and specialty
                                                       machinery); Vice Chairman of the Board and Director, Bank of
                                                       Hanover and Trust Company, since 1998, and Director, since
                                                       1985.
Howard E. Groff, Jr. (56).................    1988     President, Howard E. Groff Co. (fuel oil sales and service) and
                                                       Director, Bank of Lancaster County, since 1988.

                                            DIRECTOR   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND POSITIONS HELD
NAME AND AGE                                 SINCE          WITH STERLING FINANCIAL CORPORATION AND SUBSIDIARIES
------------                                --------   ---------------------------------------------------------------
John E. Stefan (63).......................    1979     Chairman of the Board, Sterling since April 2002; Chairman of the Board and Chief Executive Officer, Sterling, from January
                                                       2002 to April 2002; Chairman of the Board, President and Chief
                                                       Executive Officer, Sterling, from 1994 to January 2002;
                                                       Chairman of the Board, Bank of Lancaster County, since April 1,
                                                       2002; Chairman of the Board and Chief Executive Officer, Bank
                                                       of Lancaster County, January 2002 to April 2002; Chairman of
                                                       the Board, President and Chief Executive Officer, Bank of
                                                       Lancaster County from 1994 to 2001; Director, Bank of Lancaster
                                                       County, since 1979; Director, First National Bank of North
                                                       East, from June 1999 to April 2002; and Director, Bank of
                                                       Hanover and Trust Company, from July 2000 to April 2002.

                                CLASS OF 2004 -- CONTINUING DIRECTORS
Glenn R. Walz (56)........................    1988     President, Walz, Deihm, Geisenberger, Bucklen &
                                                       Tennis, P.C. (Certified Public Accountants),
                                                       Director, Bank of Lancaster County, since 1988,
                                                       and Director, Sterling Financial Trust Company,
                                                       since 2002.

                                CLASS OF 2005 -- CONTINUING DIRECTORS
Joan R. Henderson (60)....................    1995     President, J.R. Henderson & Associates, Inc.
                                                       (Planning and Fund Development for Non-Profit
                                                       Organizations) and Director, Bank of Lancaster
                                                       County, since 1995.
Terrence L. Hormel (53)...................    2000     President, Hormel, Inc. (contract warehousing
                                                       and industrial real estate development and
                                                       management companies); Chairman of the Board
                                                       and Director, Bank of Hanover and Trust
                                                       Company, since 1990; Director, since 1981;
                                                       Director, HOVB Investment Co., since 1999 and
                                                       Director, Bank of Lancaster County, since July
                                                       2000.
David E. Hosler (52)......................    1998     Senior Vice President, John P. Woods Co., Inc.
                                                       (Reinsurance intermediary) since March 2002;
                                                       formerly President, Old Guard Insurance Company
                                                       (Property and Casualty Insurance Company), and
                                                       Director, Bank of Lancaster County, since 1998.

                                         RETIRING DIRECTORS*
S. Amy Argudo (39)........................    1999     Former bank executive. Formerly, Senior
                                                       Executive Vice President, First National Bank
                                                       of North East, since 1998; Vice President, from
                                                       1998 to 2002; Administrative Assistant, from
                                                       1990 to 1996 and Director, First National Bank
                                                       of North East, since 1998.
Calvin G. High (70).......................    1976     Director, High Industries, Inc.; Partner, High
                                                       Properties; Partner, Lancaster Development Co.
                                                       and Director, Bank of Lancaster County, since
                                                       1976.
E. Glenn Nauman (70)......................    1976     Retired Chairman of the Board and retired
                                                       Director, Nauman Construction (building
                                                       contractor) and Director, Bank of Lancaster
                                                       County, since 1976.

J. Bradley Scovill (43)...................    2000     Director, Senior Executive Vice President,
                                                       Chief Financial Officer and Treasurer since
                                                       March 2002, Director and Executive Vice
                                                       President, Sterling, from July, 2000 to March
                                                       2002; Director, President and Chief Executive
                                                       Officer, Bank of Hanover and Trust Company,
                                                       from 1994 to 2002; Director, HOVB Investment
                                                       Company, since 1999; Director, Pennbanks
                                                       Insurance Company, SPC, since 2000; Director,
                                                       Sterling Financial Trust Company, since 2002.

---------------

* Retiring from the Board of Directors as of the Annual Meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the corporation has a standing Executive Committee. In addition, the Board of Directors has an Audit Committee, Compensation Committee and a Nominating Committee, which was formed in 2003.

     Members of the Executive Committee, during 2002, were John E. Stefan, Chairman, Mrs. Henderson and Messrs. Albright, and Sprecher. The principal duties of the Executive Committee are to act on behalf of the Board between meetings, to take action on loan approvals, and to evaluate governance issues and strategic plans. The Committee met one time in 2002.

     Members of the Audit Committee, during 2002, were Richard H. Albright, Jr., Chairman, and Messrs. Elsner, High, Hosler, and Walz. The principal duties of the Audit Committee, as set forth in its charter, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending, annually, to the Board of Directors the engagement of an independent certified public accountant. The Audit Committee met seven times during 2002.

     Members of the Compensation Committee, during 2002, were W. Garth Sprecher, Chairman, Mrs. Henderson and Messrs. Hormel and Walz. The principal duties of the Compensation Committee include the establishment of policies dealing with various compensation plans for Sterling. In addition, the committee makes recommendations to the Board with respect to compensation paid to senior executives. The Compensation Committee met six times during 2002.

     Members of the Nominating Committee include W. Garth Sprecher, Chairman, and Messrs. Albright and Walz. The Committee was formed in January 2003 and held its first meeting in February, 2003. The principal duties of the Nominating Committee include recommendations to the Board of Directors as to the nominees for election as directors at the annual meeting of the shareholders. The Nominating Committee will consider nominees recommended by shareholders, who may submit their prospective nominees, care of Douglas P. Barton, Secretary, 101 North Pointe Boulevard, Lancaster, Pennsylvania 17601.

     The Board of Directors of Sterling met fifteen times during 2002. All directors attended at least 75% or more of the meetings of the Board of Directors and of the various committees on which they served.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees Sterling's financial reporting process on behalf of the Board of Directors. All members of the Audit Committee are independent, as defined by National Association of Securities Dealers Listing Standards. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report to shareholders with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Sterling's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has reviewed and discussed with the independent auditors the auditors' independence from management and Sterling including the matters in the written disclosures and the letter received by Sterling from the auditor as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with Sterling's internal auditors and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Sterling's internal controls, the overall quality of Sterling's financial reporting, and any other matters, as required by the Statement on Auditing Standards No. 61, Communication with Audit Committees. The Committee held seven meetings during fiscal year 2002, which were attended by all members.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder ratification, the selection of Ernst & Young LLP, as Sterling's independent auditors for the year.

     Aggregate fees billed to Sterling by Ernst & Young LLP for services rendered are presented below:

                                                              YEAR ENDED DECEMBER 31,
                                                              -----------------------
                                                                 2002         2001
                                                              ----------   ----------
Audit fees..................................................   $331,500     $221,339
Audit related fees..........................................      5,000       12,000
Tax fees....................................................    250,282       52,035
All other fees..............................................         --           --

     Audit fees include services for the audit of the consolidated financial statements, and in 2002, services related to the acquisition of Equipment Finance, Inc. Audit related fees include fees for the audits of a subsidiary's 401(k) plan, subsidiary compliance reports, and on-line accounting research tools. The tax fees include tax planning, compliance, and in 2002, assistance in the conversion of a subsidiary to a limited liability corporation.

     The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Ernst & Young's independence.

     The Board of Directors adopted a written charter for the Audit Committee, which was attached to our proxy statement dated April 2, 2001.

                                AUDIT COMMITTEE

                       Richard H. Albright, Jr., Chairman
                               Bertram F. Elsner
                                 Calvin G. High
                                David E. Hosler
                                 Glenn R. Walz

EXECUTIVE OFFICERS

     The following table provides information, as of February 26, 2003, about the corporation's executive officers.

                                                  PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND POSITION
NAME                                        AGE   HELD WITH STERLING FINANCIAL CORPORATION AND SUBSIDIARIES
----                                        ---   ---------------------------------------------------------
John E. Stefan............................  63    Chairman of the Board, Sterling since April 2002;
                                                  Chairman of the Board and Chief Executive Officer,
                                                  Sterling, from January 2002 to April 2002; Chairman of
                                                  the Board, President and Chief Executive Officer,
                                                  Sterling, from 1994 to January 2002; Chairman of the
                                                  Board, Bank of Lancaster County, since April 1, 2002;
                                                  Chairman of the Board and Chief Executive Officer, Bank
                                                  of Lancaster County, January 2002 to April 2002; Chairman
                                                  of the Board, President and Chief Executive Officer, Bank
                                                  of Lancaster County from 1994 to 2001; Director, Bank of
                                                  Lancaster County, since 1979; Director, First National
                                                  Bank of North East, from June 1999 to April 2002; and
                                                  Director, Bank of Hanover and Trust Company, from July
                                                  2000 to April 2002.
J. Roger Moyer, Jr........................  54    President and Chief Executive Officer since April 2002;
                                                  President, Chief Operating Officer and Assistant
                                                  Secretary Sterling, from January 2002 to April 2002;
                                                  Senior Executive Vice President, Chief Operating Officer
                                                  and Assistant Secretary, Sterling, from January 2001 to
                                                  January 2002; Senior Executive Vice President and
                                                  Assistant Secretary, Sterling, from January 2000 to
                                                  January 2001; Executive Vice President and Assistant
                                                  Secretary, Sterling, from 1994 to 2000; Senior Executive
                                                  Vice President and Assistant Secretary, Bank of Lancaster
                                                  County, since January 2000; Executive Vice President and
                                                  Assistant Secretary, Bank of Lancaster County, from 1994
                                                  to 2000; Director, Bank of Lancaster County, since 1994;
                                                  Director and Treasurer, Pennbanks Insurance Company, SPC,
                                                  since December 1999; and Director and Treasurer,
                                                  Lancaster Insurance Group, LLC, from 1999 to 2001; and
                                                  Director, Sterling Financial Trust Company, since 2002.

                                                  PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND POSITION
NAME                                        AGE   HELD WITH STERLING FINANCIAL CORPORATION AND SUBSIDIARIES
----                                        ---   ---------------------------------------------------------
Thomas P. Dautrich........................  54    Senior Executive Vice President and Chief Banking
                                                  Officer, Sterling, since January 2002; Senior Executive
                                                  Vice President, Sterling, from January 2000 to January
                                                  2002; Executive Vice President, Sterling, from 1998 to
                                                  2000; President and Chief Executive Officer, Bank of
                                                  Lancaster County, since April 2002; President and Chief
                                                  Operating Officer, Bank of Lancaster County, from January
                                                  2001 to April 2002; Director, Bank of Lancaster County,
                                                  since January 2001; Senior Executive Vice President,
                                                  Banking Services, Bank of Lancaster County, from January
                                                  2000 to January 2001; Executive Vice President, Banking
                                                  Services, Bank of Lancaster County, from 1998 to 2000;
                                                  Director, Sterling Financial Trust Company and previously
                                                  Executive Vice President, CoreStates Bank, from July 1997
                                                  to February 1998.
J. Bradley Scovill........................  43    Director, Senior Executive Vice President, Chief
                                                  Financial Officer and Treasurer since March 2002,
                                                  Director and Executive Vice President, Sterling, from
                                                  July, 2000 to March 2002; Director, President and Chief
                                                  Executive Officer, Bank of Hanover and Trust Company,
                                                  from 1994 to 2002; Director, HOVB Investment Company,
                                                  since 1999; Director, Pennbanks Insurance Company, SPC,
                                                  since 2000; and Director, Sterling Financial Trust
                                                  Company, since 2002.
Chad M. Clabaugh..........................  42    Vice President, Sterling, since July 27, 2000; Executive
                                                  Vice President and Chief Operating Officer, Bank of
                                                  Hanover and Trust Company, since 2000 and Executive Vice
                                                  President, from 1996 to 2000.
D. Kathleen Phillips......................  46    Senior Vice President, Chief Technology Officer, Sterling
                                                  since July, 2000. Senior Vice President, Operations and
                                                  Technology, Bank of Hanover from December 1999 to July
                                                  2000; and Senior Vice President, Technology, Operations,
                                                  Purchasing and Facilities for Union Bank of Florida from
                                                  October, 1996 to December, 1999.
Douglas P. Barton, CPA....................  38    Vice President, Chief Accounting Officer and Secretary,
                                                  Sterling, since January 2002; Vice President, Chief
                                                  Accounting Officer, Sterling from January to December
                                                  2001; Vice President, Controller and Corporate Financial
                                                  Secretary, Bank of Lancaster County, since January 2002;
                                                  Vice President, Controller, Bank of Lancaster County,
                                                  from 1998 to 2001; previously Manager, Beard Miller LLP
                                                  (Certified Public Accountants) from 1993 to 1998.

EXECUTIVE COMPENSATION

     Sterling's officers do not receive any additional compensation for their services, beyond the compensation paid to them as officers of Sterling and its subsidiaries. The following table summarizes the total compensation, for each of the last three years for Mr. Stefan, who retired as Sterling's Chief Executive Officer on April 30, 2002, Mr. Moyer, Sterling's Chief Executive Officer since April 2002, and the four other most highly compensated persons who were serving as officers at the end of 2002. These individuals are referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                                              --------------------
                                                                                AWARDS     PAYOUTS
                                                                              ----------   -------
                                                                              SECURITIES
                                     ANNUAL COMPENSATION                      UNDERLYING
                                   ------------------------   OTHER ANNUAL     OPTIONS/     LTIP      ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR    SALARY    BONUS    COMPENSATION      SAR'S      PAYOUTS   COMPENSATION
---------------------------        ----   --------   ------   ------------    ----------   -------   ------------
John E. Stefan...................  2002   $109,355     None     $97,600(1)      19,375      None       $ 6,703(3)
  Chairman of the Board,           2001    309,046   63,492          --         18,750      None         7,376(3)
  Sterling, formerly Chairman,     2000    294,320   16,057          --           None      None         3,698(3)
  (since 4/30/02), President and
  Chief Executive Officer,
  Sterling and Chairman,
  President and Chief Executive
  Officer, Bank of Lancaster
  County, N.A. (prior to 4/30/02)

J. Roger Moyer, Jr. .............  2002    266,586   97,927          --         10,250      None        29,263(3)
  President, Chief Executive       2001    181,126   32,510          --         10,000      None        12,133(3)
  Officer and Assistant
  Secretary,                       2000    163,651    9,152          --           None      None         3,698(3)
  Sterling and Senior Executive
  Vice President and Assistant
  Secretary, Bank of Lancaster
  County, N.A.

Thomas P. Dautrich...............  2002    233,087   73,827          --         10,250      None        15,609(3)
  Senior Executive Vice President  2001    180,003   32,306          --         10,000      None         4,278(3)
  and Chief Banking Officer,       2000    164,328    9,407          --           None      None         3,698(3)
  Sterling and President and
  Chief Executive Officer, Bank
  of Lancaster County, N.A.

J. Bradley Scovill...............  2002    224,437   69,213       8,824(2)      10,250      None        15,578(3)
  Senior Executive Vice
  President,                       2001    217,506   39,307          --         10,000      None         4,512(3)
  Chief Financial Officer and      2000    209,377     None          --          9,881      None         3,400(3)
  Treasurer, Sterling and
  Executive Vice President, Chief
  Financial Officer and Cashier,
  Bank of Lancaster County, N.A.
  and Vice Chairman of the Board,
  Bank of Hanover

Chad M. Clabaugh.................  2002    125,475   41,943          --          7,500      None         9,184(3)
  Senior Executive Vice
  President,                       2001    116,358     None          --          5,000      None         7,022(3)
  Personal Services, Sterling and  2000    107,193   27,070          --           None      None         5,736(3)
  President and Chief Executive
  Officer, Bank of Hanover

D. Kathleen Phillips.............  2002    113,719   27,070       3,164(1)       5,000      None         7,866(3)
  Senior Vice President, Chief     2001    104,571   25,000          --          3,750      None         6,810(3)
  Technology Officer, Sterling     2000     95,162   10,000          --           None      None           513(3)

---------------

(1) Represents amounts earned under a consulting agreement to assist in Sterling's executive management responsibilities which payment has been deferred until 2003.

(2) Represents payments made by Sterling on the employees behalf related to relocation (normally not provided to employees).

(3) Represents Sterling's contribution to the executives' retirement plans.

OPTION GRANTS IN LAST FISCAL YEAR

     Sterling granted stock options under its Stock Incentive Plan to its named executive officers during 2001 as shown in the table below. The options were granted on February 26, 2002, and, under the terms of the Stock Incentive Plan, will be fully exercisable on February 26, 2005. The exercise price of options granted was $18.69, the market price on the grant date. The exercise price is adjustable in the event of any change in the number of issued and outstanding shares that results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the corporation.

     The following table sets forth certain information concerning options granted during 2002 to the named executives:

                                              INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                          ----------------------------------------------------------   VALUE AT ASSUMED ANNUAL
                          NUMBER OF     % OF TOTAL                                      RATES OF STOCK PRICE
                          SECURITIES      OPTIONS                                         APPRECIATION FOR
                          UNDERLYING    GRANTED TO     EXERCISE OR                           OPTION TERM
                           OPTIONS     EMPLOYEES IN    BASE PRICE                      -----------------------
NAME                       GRANTED      FISCAL YEAR      ($/SH)      EXPIRATION DATE     5% ($)      10% ($)
----                      ----------   -------------   -----------   ---------------   ----------   ----------
John E. Stefan..........    19,375         10.5%         $18.69          2/26/12        $227,735     $577,124
J. Roger Moyer, Jr. ....    10,250          5.6%          18.69          2/26/12         120,479      305,317
Thomas P. Dautrich......    10,250          5.6%          18.69          2/26/12         120,479      305,317
J. Bradley Scovill......    10,250          5.6%          18.69          2/26/12         120,479      305,317
Chad M. Clabaugh........     7,500          4.1%          18.69          2/26/12          88,155      223,403
D. Kathleen Phillips....     5,000          2.7%          18.69          2/26/12          58,770      148,935

     The assumed annual rates of appreciation of 5% and 10% would result in the price of Sterling's stock increasing to $30.44 and $48.48, respectively.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table summarizes option exercises during 2002 by the Named Executive Officers and presents the value of their unexercised at December 31, 2002:

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                    OPTIONS AT                  OPTIONS AT
                       SHARES ACQUIRED                          FISCAL YEAR-END(#)          FISCAL YEAR-END($)
NAME                   ON EXERCISE(#)    VALUE REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                   ---------------   -----------------   -------------------------   -------------------------
John E. Stefan.......      12,546            $ 69,779                   70,025/0             $     297,098/$0
J. Roger Moyer,
  Jr. ...............          --                  --              29,118/16,917              112,481/119,873
Thomas P. Dautrich...          --                  --              11,459/16,917               38,538/119,873
J. Bradley Scovill...      26,132             329,803              34,915/16,917              337,166/119,873
Chad M. Clabaugh.....       3,643              49,436              14,958/10,833              142,834/71,997
D. Kathleen
  Phillips...........       2,413              24,878                    0/7,500                    0/50,825

     The column "Value Realized" shows the difference between the fair market value on the date of exercise and the exercise price of the options exercised, if any options were exercised. "In-The-Money Options" are stock options where the market price of the underlying common shares exceeded the exercise price at December 31, 2002. The value of these options is determined by subtracting the total exercise price from the total fair market value of the underlying common shares on December 31, 2002. The fair market value of underlying securities was computed by averaging the closing bid and asked quotations for five trading days immediately preceding December 31, 2002, minus the exercise price.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table discloses the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by security holders.

                                             (A)(#)                   (B)($)                  (C)(#)
                                                                                       NUMBER OF SECURITIES
                                                                                      REMAINING AVAILABLE FOR
                                      NUMBER OF SECURITIES                             FUTURE ISSUANCE UNDER
                                          TO BE ISSUED           WEIGHTED AVERAGE       EQUITY COMPENSATION
                                        UPON EXERCISE OF        EXERCISE PRICE OF         PLANS EXCLUDING
                                      OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
PLAN CATEGORY                          WARRANTS AND RIGHTS     WARRANTS AND RIGHTS          COLUMN (A)
-------------                        -----------------------   --------------------   -----------------------
Equity Compensation Plans Approved
  by Stockholders..................           649,180(1)         $18.50 per share            1,015,283
Equity Compensation Plans Not
  Approved by Stockholders.........                --                                               --
                                            ---------                                        ---------
                                              649,180                                        1,015,283
                                            =========                                        =========

---------------

(1) Includes shares issued under Sterling's 1996 Stock Incentive Plan and 1997 Directors Stock Compensation Plan and Policy.

1996 STOCK INCENTIVE PLAN

     Sterling maintains a Stock Incentive Plan that was originally approved at the 1997 Annual Meeting, which was amended, and re-approved by the shareholders at the 2002 annual meeting. The purpose of the Stock Incentive Plan is to advance the development, growth and financial condition of Sterling and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation and management of Sterling and its subsidiaries.

     The Board of Directors' Compensation Committee, consisting exclusively of non-employee directors, administers the Stock Incentive Plan. Persons eligible to receive awards under the Stock Incentive Plan are those key officers and other management employees of the corporation and its subsidiaries as determined by the committee.

     The corporation granted 184,000 options during 2002. There were 87,544 options exercised during 2002. At December 31, 2002, there were 996,808 shares reserved for future grants under the Stock Incentive Plan.

STERLING FINANCIAL CORPORATION 401(k) RETIREMENT PLAN

     The individual banking affiliates of Sterling Financial Corporation each sponsored 401(k) retirement plans for their employees. These plans were merged into the Sterling Financial Corporation 401(k) Retirement Plan which was approved by the Board of Directors and was implemented effective July 1, 2001. Effective July 1, 2002 the Equipment Finance, Inc. 401(k) Savings Plan was also merged into this plan.

     Banking affiliate employees who have attained age 18 and have completed 30 days of employment may participate in the plan through salary deferral. To be eligible for the matching contribution and the performance incentive feature, the employee must be age 18 and have completed one year of service with 1000 hours. Employees of Town & Country, a wholly owned subsidiary of Bank of Lancaster County, participate only in the salary deferral portion of the plan.

     Under the salary deferral feature of the plan, a participant may contribute from 1% to 20% of their compensation. Sterling makes matching contributions equal to 100% of the first 2% of the employee's contributions, 50% on the next 2% and 25% on the next 4% of the employee's contributions. Voluntary contributions to the plan are fully vested at all times and employees may direct the investment of those contributions to one or all of the sixteen funds available. Matching contributions as of July 1, 2001 and forward are also fully vested and are invested based on the employee's direction.

     Effective October 1, 2002 plan participants were allowed to diversify their Sterling Financial Corporation company stock held in all accounts with the exception of the Profit Sharing Account (new profit sharing contributions after July 1, 2001 and prior BLC Plan profit sharing account). Prior to that time, participants were restricted to company stock for company matching contributions and other types of accounts.

     Under the performance incentive feature of the plan, additional contributions are made to participant accounts each plan year for an amount determined by the Board of Directors based on achieving certain performance objectives. The performance incentive feature is paid entirely in Sterling common stock. Total expense for the performance incentive feature and employer matching contribution was $1,340,000 for the year ended 2002.

     The number of shares owned at December 31, 2002 in the Sterling 401(k) Retirement Plan total 1,012,899 shares, with an approximate market value of $23,955,000. Dividends totaling $683,000 were reinvested in additional shares of Sterling common stock.

PENSION PLANS

     On December 19, 2000, the Board of Directors authorized an amendment to curtail the Bank of Lancaster County's defined benefit pension plan. Under the curtailment, pension benefits were frozen and vested as of February 28, 2001. The pension plan was terminated as of April 30, 2001. By May 2002 all benefit obligations had been settled through the distribution of plan assets. Consistent with the termination of the defined benefit plan, the Board of Directors also authorized the termination of the retirement restoration plan, which was designed to "restore" the level of benefits that is lost to those employees whose compensation exceeds $170,000 because of Internal Revenue Code restrictions. The benefit obligation under the retirement restoration plan has been settled through the distribution of the plan assets during 2002, including a $268,000 payout to Mr. John Stefan, Chairman of the Board.

RETIREMENT RESTORATION PLAN

     Sterling Financial Corporation sponsors a Retirement Restoration Plan for certain executives within the organization. This non-qualified plan is designed to "restore" the level of benefits lost to certain employees under the organization's qualified contributory retirement plan because of Internal Revenue Code restrictions.

     The plan is designed to mirror the provisions of the qualified retirement plan available to all eligible Sterling employees. The Retirement Restoration Plan allows for the calculation of benefits on the portion of a participant's salary, which would not have been eligible under the 401(k) plan due to Internal Revenue Code limits.

EMPLOYMENT AGREEMENTS

     In December 2001, Sterling Financial and Bank of Lancaster County entered into a three year employment agreement and change of control agreement with J. Roger Moyer, Jr. engaging Mr. Moyer as its President of Sterling and Bank of Lancaster County and Chief Executive Officer, effective May 1, 2002.

     In February, 2002 Sterling and Bank of Lancaster County entered into a three year employment agreement and change of control agreement with J. Bradley Scovill engaging Mr. Scovill as its Executive Vice President and Chief Financial Officer of Sterling.

     In July 2002, Sterling and Bank of Lancaster County entered into a three year employment agreement and change of control agreement with Thomas P. Dautrich engaging Mr. Dautrich as its President and Chief Executive Officer of Bank of Lancaster County and Chief Banking Officer of Sterling Financial Corporation, effective May 1, 2002.

     The agreements contain an evergreen provision; unless previously terminated, or unless notice of intention not to renew is given by either party, the employment agreement renews for an additional year at the end of every contract year maintaining a three-year employment period. The agreements provide for termination with or without cause. If the agreement terminates for cause, the executives' rights under the agreement cease on the effective date of the termination. If terminated without cause, the agreement provides for the following:

     - A severance payment equal to two times agreed compensation or the agreed compensation otherwise due the executive for the remainder of the then existing employment period, whichever is greater;

     - Continuation of health and welfare benefits for the remainder of the then existing employment period or the executive secures substantially similar benefits through other employment, whichever occurs first, or if health and welfare benefits cannot be continued because the executive is no longer an employee, payment of an amount equal to the cost of the executive obtaining similar benefits;

     - Continued participation in all retirement plans through the remaining term of the then existing agreement, or if the executive cannot continue to participate because he is no longer an employee, a lump sum cash payment equal to 25% (29% for Mr. Moyer) of the payments to be received when the agreement is terminated without cause.

     Under the agreement, the executive may resign for good reason. If he resigns for good reason, the agreement provides for:

     - Severance payment equal to the remaining balance of agreed compensation otherwise due to the executive for the remainder of the then existing employment period;

     - Continuation of health and welfare benefits for the remainder of the then existing employment period or until the executive secures substantially similar benefits through other employment, whichever occurs first, or if benefits cannot be continued because the executive is no longer an employee, payment of an amount equal to the cost of the executive obtaining similar benefits;

     - Continued participation in all retirement plans through the remaining term of the then existing agreement, or if the executive cannot continue to participate because he is no longer an employee, a lump sum cash payment equal to 25% (29% for Mr. Moyer) of the payments to be received when the executive resigns for good reason.

     If the executive resigns his employment within three hundred sixty five days (or is involuntarily terminated), and in the event of any change in control of Sterling or Bank of Lancaster County, the agreement provides for:

     - A severance payment in the amount of 2.99 times agreed compensation;

     - Continuation of health and welfare benefits for three years, or if benefits cannot be continued because the executive is no longer an employee, payment of an amount equal to the cost of the executive obtaining similar benefits;

     - Continued participation in all retirement plans through the then remaining term of the agreement, or if the executive cannot continue to participate because he is no longer an employee, a lump sum cash payment equal to 25% (29% for Mr. Moyer) of the payments to be received when the agreement is terminated following a change of control.

CHANGE OF CONTROL AGREEMENTS

     In July, 2000, Sterling Financial and Bank of Hanover entered into a change of control agreement with Chad M. Clabaugh, engaging Mr. Clabaugh as an Executive Officer. In November, 2000, Sterling Financial and Bank of Hanover entered into a change of control agreement with D. Kathleen Phillips engaging Ms. Phillips as an Executive Officer. On each December 31st hereafter, the term is automatically extended for an additional calendar year unless either party gives written notice of termination to the other. Change of control agreements are for the purpose of focusing our executives on the interests of the shareholders should a change in control of Sterling occur. A "change of control" is defined as:

     - An acquisition of 20% or more of Sterling's outstanding voting securities;

     - Execution of an agreement providing for a sale of substantially all assets to an entity that is not a direct or indirect subsidiary of Sterling; and

     - Execution on an agreement providing for a reorganization, merger, consolidation or similar transaction unless the Sterling shareholders will initially own securities representing a majority of the voting power of the resulting corporation and Sterling directors will represent a majority of the directors of the surviving corporation.

     The agreement with Mr. Clabaugh provides for:

     - A severance payment in the amount of 2.5 times the base amount. The base amount is equal to Mr. Clabaugh's average annual compensation in gross income, for the most recent five taxable years paid either in 30 equal monthly installments or in a lump sum;

     - A supplement payment in lieu of benefits equal to 25% of the payments calculated for compensation or benefits throughout the severance period; and

     - All granted stock options are immediately 100% vested.

     The agreement with Ms. Phillips provides for:

     - A severance payment of 2 times her base amount. The base amount is Ms. Phillips average annual compensation in gross income for the most recent five taxable years paid either in 24 equal monthly installments or in a lump sum;

     - A supplemental payment in lieu of benefits equal to 25% of the payments calculated for compensation or benefits throughout the severance period; and

     - All granted stock options are immediately 100% vested.

STERLING FINANCIAL CORPORATION DIRECTORS' COMPENSATION

     The directors of Sterling do not receive any additional compensation for their services, beyond the compensation paid to them as directors of the Bank of Lancaster County. All directors of Sterling are directors of the Bank of Lancaster County, with the exception of Ms. Argudo and Mr. Elsner, who are directors of Sterling only. Sterling compensates Ms. Argudo and Mr. Elsner as directors. Directors who are also salaried officers of Sterling or Sterling subsidiaries do not receive any fees for board or committee meetings. Each year, the Bank of Lancaster County or Sterling compensates all its non-employee directors by:

     - Issuing 325 shares of Sterling common stock to each of them; and

     - Paying each of them cash equal to the value of the Sterling common stock issued.

     We issue the common stock to directors by July 15th of each year. We value the stock using the average closing price for the first ten business days of July. In addition, each non-employee director receives $200 for each committee meeting attended. Committee chairs receive $250 for each meeting attended. In the event that meetings exceed 1 1/2 hours in length, each director receives an additional $100 per meeting. The director's cash compensation is reduced by one-twelfth for each meeting missed in excess of three, if a director attends fewer than 75% of scheduled Board meetings.

     In July 2002, each non-employee director received 325 shares of Sterling common stock, valued at $25.37 per share. The yearly cash portion of the director's fees was $8,245.25 for the annual period beginning July 1, 2002. In the aggregate, Bank of Lancaster County and Sterling paid $199,799 to non-employee directors in cash and stock for 2001.

     In conjunction with Mr. Stefan's retirement as Sterling and Bank of Lancaster County's Chief Executive Officer on April 30, 2002, Sterling and Mr. Stefan executed an agreement that Mr. Stefan would continue to serve as Chairman of the Board of Directors of Sterling through April 30, 2003 and thereafter, as decided by the Board of Directors of Sterling Financial Corporation. In addition, Mr. Stefan will remain on the Board of Directors of Sterling Financial Corporation through the end of his term in 2004 and thereafter, as decided by the Board of Directors of Sterling Financial Corporation. In addition, for the period of May 1, 2002 through April 30, 2003, Mr. Stefan will provide consulting services to the President and Chief Executive Officer and senior management team of Sterling Financial Corporation to assist them in their new management roles. It is anticipated that services provided will include business development, board development and education, assistance in strategic planning and clarification of company vision.

     Mr. Stefan will receive an annual fee of $145,833.33 for services performed under the Consulting Agreement, payable in four (4) equal monthly installments, beginning in January 2003. Mr. Stefan is not entitled to receive directors' fees from Sterling Financial Corporation during this consulting period.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     Some of Sterling's directors and executive officers and the companies with which they are associated were customers of and had banking transactions with Sterling's subsidiary banks during 2002. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the banks, and did not involve more than a normal risk of collectibility or present other unfavorable features. Total loans to these persons at December 31, 2002, amounted to $6,678,000. Sterling's subsidiary banks anticipate that they will enter into similar transactions in the future.

     On October 28, 1998, the Bank of Lancaster County entered into a lease agreement with High Properties for its branch bank at the Greenfield Road building. The lease term commenced on June 1, 1999, the expiration date of the original lease. Under the terms of the lease, High Properties will lease to the Bank of Lancaster County 4,424 square feet of space for a term of five years, subject to renewal. Base rent over the five-year term is $371,000. Calvin G. High, a director of Sterling and the Bank of Lancaster County, is a partner in High Properties.

     The Bank of Lancaster County paid $1,249,204 to D & E Communications and $27,363 to D & E Computer Networking Services, a division of D & E Communications, Inc. in 2001. The Bank of Lancaster County uses D & E Communications for telecommunication services. In addition, the Bank of Lancaster County purchased local area network and wide area network integration services, personal computer hardware and software and data communications equipment from D & E Computer Networking Services. W. Garth Sprecher, a Director of Sterling and the Bank of Lancaster County, is Senior Vice President, Corporate Secretary and a Director of D & E Communications, Inc.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

ROLE OF THE COMPENSATION COMMITTEE AND COMPENSATION PHILOSOPHY

     The objectives of the Compensation Committee are to establish the corporation's compensation philosophy and to monitor compensation programs and related practices for conformity with that philosophy. The Compensation Committee believes that the corporation should maintain a competitive compensation structure with a strong emphasis toward paying for an employee's contribution and performance. Therefore, the financial interests of the shareholders are served by closely aligning, particularly for executive management, year-end financial results with an employee's reward for performance. Accordingly, the committee and the corporation adhere to the concept of pay-for-performance, thus increasing the opportunity to maximize shareholder value.

     The committee reviews compensation of the corporation's and the subsidiary banks' top executives annually and determines the compensation of the Chief Executive Officer and the senior executive team. As a guideline for review in determining competitive base salaries, the committee uses information from salary survey sources from banks with assets from $1 billion to $4 billion, as well as peer banks located in the surrounding geographic region. Many local competitors, who are represented in these peer groups, share similar performance results to the subsidiary banks. The committee used these peer group banks because of common industry issues and competition for the same executive talent.

     The Compensation Committee is comprised of four non-employee directors who are listed below. The Committee met six times during 2002.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Board of Directors has determined that the Chief Executive Officer's 2002 compensation of $364,513, comprised of $266,586 in base annual salary and $97,927 in bonus, is appropriate in light of the following 2002 corporation performance accomplishments:

     - A 21.7% increase in operating income;

     - A 14.91% operating return on average realized equity; and

     - A 15.8% increase in assets.

     While there is no direct correlation between the increase in Chief Executive Officer base salary and these criteria, the Compensation Committee did review 2001 corporate performance, as well as the peer bank comparisons mentioned previously, in order to recommend an appropriate base salary when Mr. Moyer assumed the President position in January 2002. The Chief Executive Officer's annual performance incentive (bonus) is tied directly to the organization's performance results by rewarding Mr. Moyer for growth in the corporation's net income, return on average realized equity and efficiency ratio goals. Mr. Moyer's total bonus of $97,927 represents an increase of 54% from the total bonus paid to Mr. Stefan in 2001.

     The Stock Incentive program is described elsewhere in this proxy statement.

EXECUTIVE OFFICER COMPENSATION

     Base salary ranges for executive positions are determined by evaluating the responsibilities of the positions, required skills and experiences and the average compensation paid for similar positions within peer banks of similar asset size and within Sterling's geographic market region. The committee determines annual base salary increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives, and by taking into account any additional or new responsibilities assumed by the individual in connection with promotions or organizational changes. In determining whether strategic goals and objectives have been achieved, the Board of Directors considers among numerous factors the following:

     - The corporation's performance as measured by earnings;

     - Revenues;

     - Return on assets;

     - Return on equity;

     - Market share;

     - Total assets; and

     - Non-performing loans.

     Although the performance and increases in base salary were measured in light of these factors, there is no direct correlation between any specific criterion and the employees' base compensation, nor is there any specific weight provided to any such criteria in the committee's analysis. The determination by the committee is subjective after review of all information it deems relevant.

     The executive officers of Sterling and the subsidiary banks have an annual management incentive bonus tied directly to Sterling's performance results. Similar to the Chief Executive Officer, the executive officers' bonuses are directly dependent upon the organization's growth in net income, return on shareholder equity and Sterling's efficiency ratio. In addition, executive officers have been awarded incentive stock options to encourage ownership in the corporation and provide continued focus on enhancing shareholder value.

     Total compensation opportunities available to the employees of the subsidiary banks are influenced by general labor market conditions, the specific responsibilities of the individual and the individual's contributions to Sterling's success. Individuals are reviewed annually. Sterling strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry, as well as those within Sterling's and the subsidiary banks' reasonable market area.

                             COMPENSATION COMMITTEE

                               W. Garth Sprecher
                               Joan R. Henderson
                               Terrance L. Hormel
                                 Glenn R. Walz

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the yearly dollar change in the cumulative total shareholder return on Sterling's common stock against the cumulative total return of the S&P 500 Stock Index and the Nasdaq Bank Index for the period of five fiscal years commencing January 1, 1998, and ending December 31, 2002. The graph shows the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 1997, in each of Sterling's common stock, the S&P 500 Stock Index and the Nasdaq Bank Index. We computed returns assuming the reinvestment of all dividends. The shareholder return shown on the following graph is not indicative of future performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

   STERLING FINANCIAL CORPORATION COMMON STOCK, S&P 500 & NASDAQ BANK INDICES

                            TOTAL RETURN PERFORMANCE

--------------------------------------------------------------------------------------
INDEX                  12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
--------------------------------------------------------------------------------------
 Sterling Financial
  Corporation           100.00     139.16     133.37      67.54     113.82     142.20
 S&P 500                100.00     128.55     155.60     141.42     124.63      96.95
 NASDAQ Bank Index*     100.00      99.36      95.51     108.95     117.97     120.61

---------------

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2003. Used with permission. All rights reserved. crsp.com.

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Sterling's directors, executive officers and shareholders who beneficially own more than 10% of Sterling's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Sterling with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2002.

                          RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Ernst & Young LLP as independent certified public accountants for the examination of its financial statements for the fiscal year ending December 31, 2003. Ernst & Young LLP served as the company's certified public auditors for the year ended December 31, 2002.

     Ernst & Young LLP has advised us that neither the firm nor any of its associates has any relationship with the corporation or its subsidiaries other than the usual relationship that exists between independent certified public auditors and clients.

     We expect a representative of Ernst & Young LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.

     The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Ernst & Young LLP as independent certified public auditors for the fiscal year ending December 31, 2003.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholder proposals that you intend to present at the 2004 Annual Meeting of Shareholders must be received at the administrative headquarters of Sterling Financial Corporation at 101 North Pointe Boulevard, Lancaster, Pennsylvania not later than Friday, November 28, 2003, in order to be included in the corporation's proxy statement and proxy form in connection with the 2004 Annual Meeting of Shareholders. In addition, for those proposals, other than nominations, that will not be included in the 2004 proxy statement, Sterling must receive notice of shareholder proposal by February 12, 2004. For proposals received after that date, the proxy holders may vote on the proposal at their discretion.

                             ADDITIONAL INFORMATION

     Any shareholder may obtain a copy of Sterling Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to Douglas P. Barton, Secretary, Sterling Financial Corporation, 101 North Pointe Boulevard, Lancaster, PA 17601-4133, or calling 717-581-6030. You may also view these documents on our website at www.sterlingfi.com, select Investor Information, then click on "Documents."

     Pursuant to Securities and Exchange Commission rules, Sterling intends to send a single proxy statement and annual report to multiple shareholders who share the same address and who have the same last name, unless we receive instructions to the contrary from one or more of the shareholders. This method of delivery is known as "householding." Upon written or oral request, a separate copy of the annual report and/or proxy statement, as applicable, will be delivered promptly to a security holder at a shared address to which a single copy of the documents was delivered or, if you wish to receive a separate proxy statement or annual report in the future, please call Shareholder Relations at
(717) 735-5602 or send a written request to Shareholder Relations, Sterling Financial Corporation, 101 North Pointe Boulevard, Lancaster, PA 17601-4133. If you are receiving multiple copies of the proxy statement and annual report and want to request one copy, please notify Shareholder Relations.

                                 OTHER MATTERS

     The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ John E. Stefan
                                          JOHN E. STEFAN
                                          Chairman of the Board

Lancaster, Pennsylvania
March 28, 2003

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         STERLING FINANCIAL CORPORATION

                                 APRIL 29, 2003

                      Please date, sign and mail your proxy
                    card in the envelope provided as soon as
                                    possible.

               -Please detach and mail in the envelope provided.-

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Class of 2006 Directors                2. Proposal to ratify the selection of        FOR   AGAINST   ABSTAIN
   to serve for a three-year term:                       Ernst & Young, LLP as the Corporations    [   ]   [   ]     [   ]
                                                         Independent certified public accountants
                                                         for the year ending December 31, 2003.

                          NOMINEES
[   ] FOR ALL NOMINEES    (   )  Michael A. Carenzo
                          (   )  J. Roger Moyer, Jr.
[   ] WITHHOLD AUTHORITY  (   )  W. Garth Sprecher
      FOR ALL NOMINEES

[   ] FOR ALL EXCEPT
      (See instructions
      below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:*


Signature of Shareholder______________________  Date:__________  Signature of Shareholder______________________   Date:__________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         STERLING FINANCIAL CORPORATION
         101 NORTH POINTE BOULEVARD, LANCASTER, PENNSYLVANIA 17601-4133
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2003
                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS

       The undersigned hereby appoints Mary W. Wentz and Thomas Wright, and each or any of them, as proxies, with full power of substitution, to represent and vote, all of the shares of STERLING FINANCIAL CORPORATION common stock held of record by the undersigned on February 26, 2003 at the Annual Meeting of the Shareholders to be held at the Liberty Place Theater and Conference Center, 313 West Liberty Street, Lancaster, Pennsylvania, on Tuesday, April 29, 2003, at 9:00 a.m. prevailing time, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if personally present thereat, as indicated on the reverse side of this card.

       THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSAL 2.

       This proxy also confers authority as to other business as may properly come before the meeting and any adjournment or postponement thereof. The Board of Directors at present knows of no other business to be brought before this meeting, but IF ANY OTHER BUSINESS IS BROUGHT BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE MANAGEMENT OF STERLING FINANCIAL CORPORATION.

       The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 28, 2003, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN IF YOU ELECT TO ATTEND THE MEETING, GIVE WRITTEN NOTIFICATION TO THE SECRETARY OF THE CORPORATION AND VOTE IN PERSON.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         STERLING FINANCIAL CORPORATION

                                 APRIL 29, 2003

                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card          COMPANY NUMBER____________
in the envelope provided as soon as possible.
                                                    ACCOUNT NUMBER____________
                      - OR -
                                                    CONTROL NUMBER____________
TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

                      - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your control number available when you access the web page.







  - Please detach and mail in the envelope provided IF you are not voting via -
                           telephone or the Internet.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
    "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
      ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Class of 2006 Directors                2. Proposal to ratify the selection of        FOR   AGAINST   ABSTAIN
   to serve for a three-year term:                       Ernst & Young, LLP as the Corporations    [   ]   [   ]     [   ]
                                                         Independent certified public accountants
                                                         for the year ending December 31, 2003.
                          NOMINEES
[   ] FOR ALL NOMINEES    (   )  Michael A. Carenzo
                          (   )  J. Roger Moyer, Jr.
[   ] WITHHOLD AUTHORITY  (   )  W. Garth Sprecher
      FOR ALL NOMINEES

[   ] FOR ALL EXCEPT
      (See instructions
      below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:*


To change the address on your account, please check the box at right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on
the account may not be submitted via this method. [   ]


Signature of Shareholder______________________  Date:__________  Signature of Shareholder______________________   Date:__________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.